________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                             _______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2003

                                EQUITY ONE, INC.
             (Exact name of registrant as specified in its charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                                    001-13499
                            (Commission File Number)

                                   52-1794271
                      (IRS Employer Identification Number)

         1696 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (305) 947-1664

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)








             ______________________________________________________

Item 9. Regulation FD Disclosure

     A copy of a press release issued by Equity One on February 25, 2003 regarding the updated election results for the recently completed merger of IRT Property Company with and into Equity One, is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

    Not applicable

(b) Pro Forma Financial Information

    Not applicable

(c) Exhibits.

    99.1 Press Release, dated February 25, 2003, of Equity One, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Equity One has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EQUITY ONE, INC.



Date: February 25, 2003                     By:  /s/ Howard M. Sipzner
                                                 ---------------------
                                                 Howard M. Sipzner
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit Number        Description of Exhibit
--------------        ----------------------

99.1                  Press Release dated February 25, 2003 of Equity One, Inc.